EXHIBIT 25.1

       -------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                                  CHEMICAL BANK
               (Exact name of trustee as specified in its charter)

New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  ---------------------------------------------
                              UNIVERSAL CORPORATION
               (Exact name of obligor as specified in its charter)

Virginia                                                              54-0414210
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

1501 North Hamilton Street
Richmond, Virginia                                                         23230
(Address of principal executive offices)                              (Zip Code)

                   -------------------------------------------
                                 Debt Securities
                       (Title of the indenture securities)
              ----------------------------------------------------

                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject. New York State Banking Department, State House, Albany, New York 12110. Board of Governors of the Federal Reserve System, Washington, D.C., 20551 Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York,
              N.Y. Federal  Deposit  Insurance  Corporation,  Washington,  D.C.,
              20429.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1
filed  in  connection  with  Registration  Statement  No.  33-84460,   which  is
incorporated by reference).

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 11th day of December, 1995.

                                           CHEMICAL BANK


                                           By   /s/P.J. Gilkeson
                                                -----------------------------
                                                  P. J. Gilkeson
                                                  Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                                  Chemical Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

           at the close of business September 30, 1995, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                       Dollar Amounts
                     ASSETS                                              in Millions

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ..................................                   $  5,319
     Interest-bearing balances ..........................                      3,591
Securities:  ............................................
Held to maturity securities..............................                      6,402
Available for sale securities............................                     22,966
Federal Funds sold and securities purchased under
     agreements to resell in domestic offices of the
     bank and of its Edge and Agreement subsidiaries,
     and in IBF's:
     Federal funds sold .................................                      1,088
     Securities purchased under agreements to resell ....                      1,015
Loans and lease financing receivables:
     Loans and leases, net of unearned income  $76,064
     Less: Allowance for loan and lease losses   1,878
     Less: Allocated transfer risk reserve ...     104
     Loans and leases, net of unearned income,
     allowance, and reserve .............................                     74,082
Trading Assets ..........................................                     28,967
Premises and fixed assets (including capitalized
     leases).............................................                      1,380
Other real estate owned .................................                         65
Investments in unconsolidated subsidiaries and
     associated companies................................                        160
Customer's liability to this bank on acceptances
     outstanding ........................................                      1,187
Intangible assets .......................................                        467
Other assets ............................................                      6,418
                                                                               -----

TOTAL ASSETS ............................................                   $153,107
                                                                           =========


                                   LIABILITIES

Deposits
     In domestic offices ................................                    $44,067
     Noninterest-bearing .........................$14,227
     Interest-bearing ............................ 29,840
     In foreign offices, Edge and Agreement subsidiaries,
     and IBF's ..........................................                     37,004
Noninterest-bearing ..............................$   173
     Interest-bearing ............................ 36,831

Federal funds  purchased and securities  sold under
agreements to repurchase in domestic offices of the bank
and of its Edge and Agreement subsidiaries, and in IBF's
     Federal funds purchased ............................                     16,136
     Securities sold under agreements to repurchase .....                      1,274
Demand notes issued to the U.S. Treasury ................                        903
Trading liabilities .....................................                     22,513
Other Borrowed money:
     With original maturity of one year or less .........                     11,674
With original maturity of more than one year ............                        613
Mortgage indebtedness and obligations under capitalized
     leases .............................................                         16
Bank's liability on acceptances executed and outstanding                       1,190
Subordinated notes and debentures .......................                      3,411
Other liabilities .......................................                      6,333

TOTAL LIABILITIES .......................................                    145,134
                                                                             -------


                                 EQUITY CAPITAL
Common stock ............................................                        620
Surplus .................................................                      4,611
Undivided profits and capital reserves ..................                      2,890
Net unrealized holding gains (Losses)
on available-for-sale securities ........................                       (156)
Cumulative foreign currency translation adjustments .....                          8

TOTAL EQUITY CAPITAL ....................................                      7,973
                                                                              ------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
     STOCK AND EQUITY CAPITAL ...........................                   $153,107
                                                                          ==========

I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                                    WALTER V. SHIPLEY       )
                                    EDWARD D. MILLER        )DIRECTORS
                                    WILLIAM B. HARRISON     )